Exhibit 32.1

FOREVERGREEN WORLDWIDE CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of ForeverGreen Worldwide Corporation certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of ForeverGreen Worldwide Corporation for the quarter ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ForeverGreen Worldwide Corporation.

Date: November 23, 2018	By: /s/ Joseph Jensen Joseph Jensen Principal Executive Officer By: /s/ Blake C. Cloward Blake C. Cloward Principal Financial Officer